UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Wound Management Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice of Availability of Proxy Materials for the Shareholder Meeting of
WOUND MANAGEMENT TECHNOLOGIES, INC.

To Be Held On:
September 3, 2014 at 10:00 a.m. (Local Time) at
16633 Dallas Parkway, Suite 250, Addison, TX 75001

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery prior to the meeting please make the request as instructed below on or before 8/22/14.

Please visit http://www.shareholdervote.info and click on the link for Wound Management at the bottom of the page where the following materials are available for view:

●	Notice of Annual Meeting of Stockholders

●	Proxy Statement

●	Annual Report on Form 10-K

●	Proxy Card

TO REQUEST PAPER OR EMAIL COPIES OF PROXY MATERIALS OR TO RECEIVE A PROXY CARD TO VOTE BY MAIL:

TELEPHONE:  (469)633-0101 ext 113    E-MAIL:  jfreeman@stctransfer.com

TO VOTE ONLINE: To access your online proxy card, please visit http://www.shareholdervote.info and click on the link for Wound Management at the bottom of the page. Once on this page, follow the on-screen instructions.  You will need the nine-digit control number provided in the top left corner above in order to cast your vote. You may enter your voting instructions at http://www.shareholdervote.info up until 11:59 PM Central Time the day before the cut-off or meeting date.

TO VOTE IN PERSON: You may vote your shares in person by attending the Annual Meeting.  You can obtain directions by calling Wound Management at (972) 218-0935.

TO VOTE BY MAIL: You may request a hard copy proxy card by following the instructions above.

Please note that you cannot use this notice to vote by mail.

PROPOSALS TO BE ACTED UPON

1. To elect as directors to the Wound Management Board of Directors the nominees named below with each director to serve until the next annual meeting, or until his successor is elected and qualified, his resignation, his removal from office by the shareholders or his death:
NOMINEES: Robert Lutz Jr., Philip J. Rubinfeld, John Feltman, Ronald Goode, and Jeff Lewis

2. To ratify the appointment of Malone Bailey LLP as Wound Management’s independent registered public accounting firm for the year ending December 31, 2014.

3. To adopt an amendment to the Company’s Articles of Incorporation to increase the authorized shares of common stock of the Company from 100,000,000 to 250,000,000.

4. To authorize the filing, within the next twelve months of an additional amendment to the Company’s Articles of Incorporation effecting a 1-for-10 reverse split of the Company’s common stock.

5. To approve the adoption of the Company’s 2014 Stock Incentive Plan.

6.  To approve, by advisory vote, a resolution on executive compensation.

7. To recommend, by nonbinding vote, the frequency of stockholder votes on executive compensation.

8. To  transact  any  other  business  that  has  been  properly  brought  before  the  meeting  in accordance with the provisions of the Company's bylaws.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE IN PROPOSAL 1, FOR PROPOSALS 2, 3, 4, 5, AND 6, AND FOR "3 YRS" ON PROPOSAL 7.